Exhibit 99.2

 CLEARWATER PAPER CORPORATIONFIRST QUARTER 2018SUPPLEMENTAL INFORMATION  04/19/18 LINDA MASSMANPRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTORJOHN HERTZSENIOR VICE PRESIDENT FINANCE AND CHIEF FINANCIAL OFFICER

     FORWARD-LOOKING STATEMENTS  This presentation of supplemental information contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding outlook for Q2 and full year 2018; the costs, timing and benefits associated with strategic capital investments and operational improvements; our Shelby, North Carolina expansion; debt ratios; financial models; estimated Q2 2018 net earnings, EBITDA, and adjusted EBITDA; and estimated Q2 2018 operating income, adjusted operating income, adjusted net earnings, net earnings per diluted common share, adjusted net earnings per diluted common share, net sales and adjusted operating margin; Q2 and/or full year 2018 product volumes shipped, product pricing and sales mix, cost and timing of major maintenance and repairs, wood fiber and pulp costs, energy costs, and cost savings. These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risks and uncertainties described from time to time in the company's public filings with the Securities and Exchange Commission, as well as the following: competitive pricing pressures for our products, including as a result of increased capacity as additional manufacturing facilities are operated by our competitors;the loss of or changes in prices in regards to a significant customer;changes in customer product preferences and competitors' product offerings;our ability to successfully implement our operational efficiencies and cost savings strategies, including related capital projects;our ability to execute on our expansion strategies, including on-time completion of our planned new tissue manufacturing operations in Shelby, North Carolina;customer acceptance and timing and quantity of purchases of our tissue products, including the existence of sufficient demand for and the quality of tissue produced by our expanded Shelby, North Carolina operations when they are completed;changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate;labor disruptions;changes in transportation costs and disruptions in transportation services;changes in the cost and availability of wood fiber and wood pulp;manufacturing or operating disruptions, including IT system and IT system implementation failures, equipment malfunction and damage to our manufacturing facilities;changes in costs for and availability of packaging supplies, chemicals, energy and maintenance and repairs;cyclical industry conditions; changes in expenses and required contributions associated with our pension plans;environmental liabilities or expenditures;cyber-security risks;reliance on a limited number of third-party suppliers for raw materials;our inability to service our debt obligations;restrictions on our business from debt covenants and terms; andchanges in laws, regulations or industry standards affecting our business.Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.   2

   FIRST QUARTERFINANCIAL HIGHLIGHTS  $437 MILLION NET SALES, FLAT VS. Q4'17 $12 MILLION GAAP OPERATING INCOME$40 MILLION ADJUSTED EBITDA1, BELOW OUTLOOK RANGE OF $42 TO $52 MILLION DILUTED GAAP EPS OF $0.16 AND ADJUSTED DILUTED EPS OF $0.311AN INCREMENTAL $5 MILLION CONTRIBUTION TO COST SAVINGS FROM STRATEGIC CAPITAL AND OPERATIONAL EFFICIENCY INITIATIVES IN Q1' 18 COMPARED TO Q1' 17  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.  3

FINANCIAL SUMMARY (GAAP BASIS)
(UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands - except per-share amounts)	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18
Net sales	$437,525	$429,663	$426,504	$436,716	$436,952
Gross Profit	$50,465	$48,602	$39,742	$61,258	$44,519
Selling, general and administrative expenses	($29,955)	($29,454)	($34,582)	($34,891)	($32,980)
Operating income[1]	$20,510	$19,148	$5,160	$26,367	$11,539
Consumer Products[1]	$6,204	$10,698	$4,525	$7,546	$1,629
Pulp and Paperboard[1]	$27,200	$21,071	$14,735	$34,354	$26,154
Corporate[1]	($12,894)	($12,621)	($14,100)	($15,533)	($16,244)
Operating margin	4.7%	4.5%	1.2%	6.0%	2.6%
Interest expense, net	($8,043)	($7,673)	($7,683)	($7,975)	($8,020)
Non-operating pension and other postretirement benefit costs[1]	$48	$517	$291	$287	($1,279)
Income tax (provision) benefit[2]	($5,000)	($3,955)	$3,095	$62,245	$360
Net earnings	$7,515	$8,037	$863	$80,924	$2,600
Net earnings per diluted common share	$0.45	$0.48	$0.05	$4.88	$0.16

[1] In the first quarter of 2018, the company adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. The corresponding prior period amounts have been reclassified to conform with the current period presentation.

[2] The income tax benefit in Q4'17 is primarily due to the remeasurement of deferred tax liabilities as a result of the Tax Cuts and Jobs Act (the "Act") signed into law on December 22, 2017. The resulting net tax benefit is included in the three months ended December 31, 2017. The Act is complex and significantly changes the U.S. corporate income tax system by, among other things, reducing the Federal corporate income tax rate from 35% to 21%.

4

FINANCIAL SUMMARY (ADJUSTED BASIS) (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands - except per-share amounts)	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18	Q2'18 Outlook[7]
Net sales	$437,525	$429,663	$426,504	$436,716	$436,952	1% - 2% Lower
Adjusted gross profit[1]	$55,668	$49,820	$41,048	$61,675	$44,712	
Adjusted gross profit margin[1,2]	13.0%	11.7%	9.7%	14.2%	10.2%	
Adjusted selling, general and administrative expenses[1]	($31,290)	($30,832)	($29,158)	($29,941)	($28,778)	
Adjusted operating income (loss)[1,3]	$25,378	$18,988	$11,890	$31,734	$15,934	
Consumer Products[3]	$12,407	$11,916	$10,312	$11,513	$3,072	
Pulp and Paperboard[3]	$27,200	$21,071	$14,735	$34,486	$26,445	
Corporate[3]	($14,229)	($13,999)	($13,157)	($14,265)	($13,583)	
Adjusted operating margin[1,4]	5.8%	4.4%	2.8%	7.3%	3.6%	2.5% - 4%
Interest expense, net	($8,043)	($7,673)	($7,683)	($7,975)	($8,020)	
Non-operating pension and other postretirement benefit costs[3]	$48	$517	$291	$287	($1,279)	
Adjusted income tax (provision) benefit[1,5]	($6,655)	($3,902)	$807	($9,597)	($1,415)	
Adjusted net earnings[1]	$10,728	$7,930	$5,305	$14,449	$5,220	
Depreciation and amortization expense	$27,557	$26,055	$25,856	$25,522	$25,167	
Adjusted EBITDA[1]	$49,320	$45,023	$37,621	$57,543	$39,822	$35,000-$45,000
Consumer Products[3]	$26,986	$27,671	$25,969	$25,913	$17,369	
Pulp and Paperboard[3]	$35,305	$29,427	$23,063	$44,171	$35,874	
Corporate[3]	($12,971)	($12,075)	($11,411)	($12,541)	($13,421)	
Adjusted EBITDA margin[1,6]	11.3%	10.5%	8.8%	13.2%	9.1%	
Adjusted net earnings per diluted common share[1]	$0.64	$0.48	$0.32	$0.87	$0.31	
Gross debt to rolling four quarter total Adjusted EBITDA[1]	3.5	3.7	3.7	3.9	4.1	
Capital Expenditures	$41,804	$47,750	$49,269	$59,862	$49,747	

[1] Non-GAAP measure - See Appendix for the definition and reconciliation to the most comparable GAAP measure.
[2] Adjusted gross profit margin is defined as Adjusted gross profit divided by Net sales.
[3] In the first quarter of 2018, the company adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. The corresponding prior period amounts have been reclassified to conform with the current period presentation.
[4] Adjusted operating margin is defined as Adjusted operating income divided by Net sales.
[5] The income tax benefit in Q4'17 is primarily due to the remeasurement of deferred tax liabilities as a result of the Tax Cuts and Jobs Act (the "Act") signed into law on December 22, 2017. The resulting net tax benefit is included in the three months ended December 31, 2017. The Act is complex and significantly changes the U.S. corporate income tax system by, among other things, reducing the Federal corporate income tax rate from 35% to 21%.
[6] Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Net sales.
[7] This information is based upon management's current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See "Forward-Looking Statements" on page 1.

5

 Q1’18 VS. Q4’17CONSOLIDATED ADJUSTED EBITDA1 BRIDGE  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.  PRICE/MIX    Lower CPD retail pricing and higher promotional spending. PPD stable price/mix.  VOLUME    Higher retail tissue shipments, partly offset by lower paperboard shipments  PULP/WOOD FIBER    Higher external pulp and wood prices due to strong demand from pulp and corrugate producers  TRANSPORTATION    Higher freight costs due to carrier availability  MAINTENANCE    Higher due to planned maintenance at both Arkansas and Shelby  EXPANSION COSTS    Higher costs due to Shelby expansion project  ADJ, EBITDA1(MILLIONS)  1  1  6

 Q1’18 VS. Q1’17CONSOLIDATED ADJUSTED EBITDA1 BRIDGE  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.  PRICE/MIX    Higher paperboard pricing due to previously announced increase and favorable product mix in CPD  VOLUME    Lower non-retail tissue shipments and lower paperboard shipments, partly offset by higher retail tissue shipments  PULP/WOOD FIBER/CHEMICALS    Higher external pulp, wood fiber prices and chemical pricing on poly and caustic  TRANSPORTATION    Higher freight costs due to carrier availability and higher costs to service customer mix  COST SAVINGS/OTHER    Cost savings achieved through Warehouse Automation and Continuous Digester and operational efficiencies  ADJ, EBITDA1(MILLIONS)  1  1  7

   1 Based on Q1’15 prices, input costs, and market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1..  STRATEGIC INVESTMENT AND OPERATIONAL IMPROVEMENT SCORECARD AS OF Q1'18   Strategic plan announced in Q1’15, expected capex of $229-$241 million Expected to yield a $115-$145 million cost savings by the end of 20181     Continuous Digester  Warehouse Automation  Other Projects  Operational Improvements  TOTAL STRATEGIC CAPEX  $148-$158  $32-$34  $49   $0  FULL RUN-RATE EXPECTED IMPACT (MILLIONS $)1                   COST SAVINGS1  $30-$35    $20-$21    $21-$24    $44-$65    2015-2017 COST SAVINGS ACHIEVED  2018 COST SAVINGS ACHIEVED  8

KEY SEGMENT RESULTS - CONSUMER PRODUCTS (UNAUDITED)

CLEARWATER PAPER

	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18	CONSUMER PRODUCTS CROSS-CYCLE FINANCIAL MODEL
Shipments						
Non-Retail (short tons)[1]	16,678	13,736	12,958	12,190	11,236	
Retail (short tons)	78,686	77,714	77,544	75,123	80,971	
Total Tissue Tons	95,364	91,450	90,502	87,313	92,207	
Converted Products (cases in thousands)[2]	13,123	12,709	12,727	12,662	13,262	
Sales Price						
Non-Retail ($/short ton)[1]	$1,439	$1,454	$1,468	$1,480	$1,509	
Retail ($/short ton)	$2,772	$2,723	$2,754	$2,855	$2,715	
Total Tissue ($/short ton)	$2,539	$2,533	$2,574	$2,663	$2,568	
Segment net sales ($ in thousands)	$242,423	$231,912	$232,916	$234,656	$238,842	
Segment GAAP operating income[3] ($ in thousands)	$6,204	$10,698	$4,525	$7,546	$1,629	
Segment GAAP operating margin	2.6%	4.6%	1.9%	3.2%	0.7%	
Segment Adjusted EBITDA[3,4] ($ in thousands)	$26,986	$27,671	$25,969	$25,913	$17,369	
Segment Adjusted EBITDA margin[5]	11.1%	11.9%	11.1%	11.0%	7.3%	17.0%

[1] Includes away-from-home (AFH), contract and parent roll tissue products.
[2] Includes retail, AFH, and contract tissue case products.
[3] In the first quarter of 2018, the company adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. The corresponding prior period amounts have been reclassified to conform with the current period presentation.
[4] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.
[5] Non-GAAP measure – Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales.

9

CLEARWATER PAPER TISSUE SHIPMENTS AND U.S. RETAIL TISSUE MARKET

CLEARWATER PAPER

CLW Q1'18 by Market Segment
(% of Tons)



Parent Rolls 6%
AFH 6%
Retail 88%

CLW Q4'17 by Market Segment
(% of Tons)



Parent Rolls 7%
Other 1%
AFH 6%
Retail 86%

U.S. Retail Tissue Market Q1'18 ($)
(MultiOutlet)[1]

CATEGORY	PRIVATE LABEL	BRANDS	TOTAL
Total Retail Tissue Share ($)	26%	74%	100%
% Change Q1'18 vs. Q4'17	—%	—%	—%

[1] Data Source: IRI Worldwide data through March 31, 2018.

10

 PRICE/MIX    Lower retail tissue pricing and higher promotional spending partially offset by stronger mix of ultra quality tissue shipments  VOLUME    Higher retail tissue shipments  PULP    Higher external pulp prices  TRANSPORTATION    Higher freight costs due to carrier availability  MAINTENANCE    Higher due to planned maintenance in Shelby  EXPANSION COSTS    Higher due to Shelby expansion project  Q1'18 VS. Q4'17CONSUMER PRODUCTS ADJUSTED EBITDA1 BRIDGE  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.  SEGMENT ADJ. EBITDA1(MILLIONS)  1  1  11

KEY SEGMENT RESULTS – PULP AND PAPERBOARD (UNAUDITED)

CLEARWATER PAPER

	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18	PULP AND PAPERBOARD CROSS-CYCLE FINANCIAL MODEL
Shipments						
Paperboard (short tons)	210,382	207,152	200,569	210,098	206,309	
Sales Price						
Paperboard ($/short ton)	$927	$955	$965	$962	$960	
Segment net sales ($ in thousands)	$195,102	$197,751	$193,588	$202,060	$198,110	
Segment GAAP operating income[1] ($ in thousands)	$27,200	$21,071	$14,735	$34,354	$26,154	
Segment GAAP operating margin	13.9%	10.7%	7.6%	17.0%	13.2%	
Segment Adjusted EBITDA[1,2] ($ in thousands)	$35,305	$29,427	$23,063	$44,171	$35,874	
Segment Adjusted EBITDA margin[3]	18.1%	14.9%	11.9%	21.9%	18.1%	19.0%

[1] In the first quarter of 2018, the company adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. The corresponding prior period amounts have been reclassified to conform with the current period presentation.
[2] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.
[3] Non-GAAP measure – Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales.

12

CLEARWATER PAPER PAPERBOARD SHIPMENTS AND U.S. PAPERBOARD MARKET

CLEARWATER PAPER.

CLW Q1'18 by Market Segment
(% of Tons)



Folding
53%
Food
Service
40%
Liquid
Pkg
7%

CLW Q4'17 by Market Segment
(% of Tons)



Folding
53%
Food
Service
38%
Liquid
Pkg
9%

U.S. Paperboard Production Q1'18[3]

CATEGORY	CLEARWATER PAPER	OTHER
Total Domestic SBS[1] Market Share	14%	86%
Folding	18%	82%
Food Service[2]	16%	84%
Liquid Packaging	4%	96%

[1] Solid Bleached Sulfate.
[2] Food Service includes cup, plate, dish and tray products.
[3] Data Source: American Forest and Paper Association Solid Bleached Domestic Production – February YTD 2018.

13

 PRICE/MIX    Relatively stable mix  VOLUME    Shipments returned to seasonal levels  PULP/WOOD FIBER    Higher wood prices due to strong demand from pulp and corrugate producers  MAINTENANCE    Higher due to planned maintenance at Arkansas  Q1’18 vs. Q4'17 PULP AND PAPERBOARD ADJUSTED EBITDA1 BRIDGE  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.  SEGMENT ADJ. EBITDA1(MILLIONS)  1  1  14

 CLEARWATER PAPER CROSS-CYCLE FINANCIAL MODEL  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.                            CLEARWATER PAPER CROSS-CYCLE FINANCIAL MODEL    (Dollars in thousands)  Q1'17    Q2'17    Q3'17    Q4'17    Q1'18                                      Net sales  100%  100%  100%  100%  100%    100  %  Adjusted gross profit margin1  13.0%  11.7%  9.7%  14.2%  10.2%    17.0  %  Adjusted SG&A expenses1 as % of net sales  (7.2%)  (7.2%)  (6.8%)  (6.9%)  (6.6%)    (6.0%)  Adjusted operating margin1  5.8%  4.5%  2.9%  7.3%  3.6%    11.0  %  Adjusted net earnings1 as % of net sales  2.5%  1.8%  1.2%  2.5%  1.2%    5.0  %  Adjusted EBITDA margin1  11.3%  10.5%  8.8%  13.2%  9.1%    15.0%  15

Q2'18 OUTLOOK[1] RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER.

	OUTLOOK	
	THREE MONTHS ENDING JUNE 30, 2018	
	RANGE OF ESTIMATE	
(Dollars in thousands)	FROM	TO
Earnings before interest, income taxes, and depreciation & amortization (EBITDA)[2]:		
GAAP net earnings	$1,000	$6,500
Interest expense, net	7,600	8,200
Income tax provision	300	2,200
Depreciation and amortization expense	24,500	26,500
EBITDA[2]	$33,400	$43,400
Directors' equity-based compensation expense	400	400
Reorganization related expenses	1,200	1,200
Adjusted EBITDA[3]	$35,000	$45,000

[1] This information is based upon management's current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See "Forward-Looking Statements" on page 1.
[2] EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings (loss). EBITDA is net earnings adjusted for net interest expense, income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings computed under GAAP.
[3] Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

16

Q2'18 OUTLOOK[1] RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands)	OUTLOOK THREE MONTHS ENDING JUNE 30, 2018 RANGE OF ESTIMATE FROM	TO
GAAP Operating Income	$9,900	$18,200
Directors' equity-based compensation expense	400	400
Reorganization related expenses	1,200	1,200
Adjusted operating income[2]	$11,500	$19,800

(Dollars in thousands)	FROM	TO
GAAP net earnings	$1,000	$6,500
Adjustments, after tax[3]:		
Directors' equity-based compensation expense	300	300
Reorganization related expenses	900	900
Adjusted net earnings[2]	$2,200	$7,700

	FROM	TO
GAAP net earnings per diluted common share[4]	$0.06	$0.39
Adjusted net earnings per diluted common share[2,4]	$0.13	$0.46

[1] This information is based upon management's current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See "Forward-Looking Statements" on page 1.
[2] Adjusted operating income, Adjusted net earnings and Adjusted net earnings per diluted common share exclude the impact of the items listed that we do not believe are indicative of our core operating performance.
[3] All non-tax items are tax affected at a 25.0% annual rate.
[4] GAAP net earnings per diluted common share and Adjusted net earnings per diluted common share are calculated utilizing first quarter 2018 diluted average common shares outstanding of 16,577 (in thousands).

17

   Q2'18 OUTLOOK1    1% - 2% Lower    2.5% - 4%    $35M - $45M    $0.13 - $0.46  NET SALES  ADJUSTED OPERATING MARGIN2,3  ADJUSTED EBITDA2  ADJUSTED NET EARNINGS PER DILUTED COMMON SHARE2,4    1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.2 Non-GAAP measure – See prior slides for the reconciliation to the most comparable GAAP measure.3 Adjusted operating margin is defined as net sales divided by adjusted operating income.4 Adjusted net earnings per diluted common share is calculated utilizing first quarter 2018 diluted average common shares outstanding of 16,577 (in thousands).  18

 APPENDIX    19

ADJUSTED GROSS PROFIT & ADJUSTED SG&A RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands)	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18
Gross profit[1,2]	$50,465	$48,602	$39,742	$61,258	$44,519
Costs associated with Long Island facility closure	466	661	610	298	—
Costs associated with Oklahoma City facility closure	5,737	275	576	119	—
Write-off of assets as a result of Warehouse Automation project	—	41	—	—	—
Accelerated depreciation of assets as a result of Warehouse Automation project	—	241	120	—	—
Reorganization expenses associated with SG&A cost control measures	—	—	—	—	193
Adjusted gross profit[3]	$56,668	$49,820	$41,048	$61,675	$44,712
Selling, general and administrative expenses (SG&A)[2]	($29,955)	($29,454)	($34,582)	($34,891)	($32,980)
Directors' equity-based compensation (benefit) expense	(1,450)	(1,483)	463	(363)	(709)
Costs associated with Oklahoma City facility closure	—	—	4,481	3,530	—
Manchester Industries acquisition related expenses	115	105	—	—	—
Reorganization expenses associated with SG&A cost control measures	—	—	480	1,783	4,911
Adjusted selling, general and administrative expenses[3]	($31,290)	($30,832)	($29,158)	($29,941)	($28,778)

[1] Gross profit is defined as net sales minus cost of sales.
[2] In the first quarter of 2018, the company adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. The corresponding prior period amounts have been reclassified to conform with the current period presentation.
[3] Adjusted gross profit and Adjusted selling, general and administrative expenses exclude the impact of the items listed that we do not believe are indicative of our core operating performance.

20

SEGMENT ADJUSTED OPERATING INCOME (LOSS) RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands)	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18
Consumer Products					
Operating income[1]	$6,204	$10,698	$4,525	$7,546	$1,629
Costs associated with Long Island facility closure	466	661	610	298	—
Costs associated with Oklahoma City facility closure	5,737	275	5,057	3,649	—
Write-off of assets as a result of Warehouse Automation project	—	41	—	—	—
Accelerated depreciation of assets as a result of Warehouse Automation project	—	241	120	—	—
Reorganization expenses associated with SG&A cost control measures	—	—	—	20	1,443
Adjusted Consumer Products operating income[2]	$12,407	$11,916	$10,312	$11,513	$3,072
Pulp and Paperboard					
Operating Income[1]	$27,200	$21,071	$14,735	$34,354	$26,154
Reorganization expenses associated with SG&A cost control measures	—	—	—	132	291
Adjusted Pulp and Paperboard operating income[2]	$27,200	$21,071	$14,735	$34,486	$26,445
Corporate					
Operating loss[1]	($12,894)	($12,621)	($14,100)	($15,533)	($16,244)
Directors' equity-based compensation (benefit) expense	(1,450)	(1,483)	463	(363)	(709)
Manchester Industries acquisition related expenses	115	105	—	—	—
Reorganization expenses associated with SG&A cost control measures	—	—	480	1,631	3,370
Adjusted Corporate operating loss[2]	($14,229)	($13,999)	($13,157)	($14,265)	($13,583)

[1] In the first quarter of 2018, the company adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. The corresponding prior period amounts have been reclassified to conform with the current period presentation.
[2] Adjusted operating income (loss) excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

21

ADJUSTED NET EARNINGS & ADJUSTED NET EARNINGS PER DILUTED COMMON SHARE RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands - except per-share amounts)	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18
GAAP net earnings	$7,515	$8,037	$863	$80,924	$2,600
Adjustments, after tax[1]:					
Directors' equity-based compensation (benefit) expense	(957)	(988)	306	(242)	(532)
Costs associated with Long Island facility closure	308	440	402	199	—
Costs associated with Oklahoma City facility closure	3,786	183	3,338	2,434	—
Manchester Industries acquisition related expenses	76	70	—	—	—
Write-off of assets as a result of Warehouse Automation project	—	27	—	—	—
Accelerated depreciation of assets as a result of Warehouse Automation project	—	161	79	—	—
Reorganization expenses associated with SG&A cost control measures	—	—	317	1,189	3,828
Federal tax rate change[3]	—	—	—	(70,055)	—
Impact of state tax rate changes	—	—	—	—	(676)
Adjusted net earnings[2]	$10,728	$7,930	$5,305	$14,449	$5,220
Net earnings per diluted common share	$0.45	$0.48	$0.05	$4.88	$0.16
Adjustments, after tax:[1]					
Directors' equity-based compensation (benefit) expense	(0.06)	(0.06)	0.02	(0.01)	(0.03)
Costs associated with Long Island facility closure	0.02	0.03	0.02	0.01	—
Costs associated with Oklahoma City facility closure	0.23	0.01	0.20	0.15	—
Manchester Industries acquisition related expenses	—	0.01	—	—	—
Write-off of assets as a result of Warehouse Automation project	—	—	—	—	—
Accelerated depreciation of assets as a result of Warehouse Automation project	—	0.01	0.01	—	—
Reorganization expenses associated with SG&A cost control measures	—	—	0.02	0.07	0.22
Federal tax rate change[3]	—	—	—	(4.23)	—
Impact of state tax rate changes	—	—	—	—	(0.04)
Adjusted net earnings per diluted common share[2]	$0.64	$0.48	$0.32	$0.87	$0.31

[1] All non-tax items are tax effected at the expected annual rate for that period.
[2] Adjusted net earnings and Adjusted net earnings per diluted common share exclude the impact of the items listed that we do not believe are indicative of our core operating performance.
[3] The federal tax rate change in Q4'17 is primarily due to the remeasurement of deferred tax liabilities as a result of the Tax Cuts and Jobs Act (the "Act") signed into law on December 22, 2017. The resulting net tax benefit is included in the three months ended December 31, 2017. The Act is complex and significantly changes the U.S. corporate income tax system by, among other things, reducing the Federal corporate income tax rate from 35% to 21%.

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ADJUSTED INCOME TAX PROVISION RECONCILIATION OF NON-GAAP FINANCIAL MEASURE (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands)	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18
GAAP income tax (provision) benefit	($5,000)	($3,955)	$3,095	$62,245	$360
Adjustments, tax impact:					
Directors' equity-based compensation benefit (expense)	493	495	(157)	121	177
Costs associated with Long Island facility closure	(158)	(221)	(208)	(99)	—
Costs associated with Oklahoma City facility closure	(1,951)	(92)	(1,719)	(1,215)	—
Manchester Industries acquisition related expenses	(39)	(35)	—	—	—
Write-off of assets as a result of Warehouse Automation project	—	(14)	—	—	—
Accelerated depreciation of assets as a result of Warehouse Automation project	—	(80)	(41)	—	—
Reorganization expenses associated with SG&A cost control measures	—	—	(163)	(594)	(1,276)
Federal tax rate change[2]	—	—	—	(70,055)	—
Impact of state tax rate changes	—	—	—	—	(676)
Adjusted income tax (provision) benefit[1]	($6,655)	($3,902)	$807	($9,597)	($1,415)

[1] Adjusted income tax provision excludes the impact of the items listed that we do not believe are indicative of our core operating performance.
[2] The federal tax rate change in Q4'17 is primarily due to the remeasurement of deferred tax liabilities as a result of the Tax Cuts and Jobs Act (the "Act") signed into law on December 22, 2017. The resulting net tax benefit is included in the three months ended December 31, 2017. The Act is complex and significantly changes the U.S. corporate income tax system by, among other things, reducing the Federal corporate income tax rate from 35% to 21%.

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EBITDA & ADJUSTED EBITDA RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands)	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18
Earnings before interest, income taxes, and depreciation & amortization (EBITDA)[1]					
GAAP net earnings	$7,515	$8,037	$863	$80,924	$2,600
Interest expense, net	8,043	7,673	7,683	7,975	8,020
Income tax provision (benefit)	5,000	3,955	(3,095)	(62,245)	(360)
Depreciation and amortization expense	27,557	26,055	25,856	25,522	25,167
EBITDA[1]	$48,115	$45,720	$31,307	$52,176	$35,427
Directors' equity-based compensation (benefit) expense	(1,450)	(1,483)	463	(363)	(709)
Costs associated with Long Island facility closure	466	365	314	298	—
Costs associated with Oklahoma City facility closure	2,074	275	5,057	3,649	—
Manchester Industries acquisition related expenses	115	105	—	—	—
Write-off of assets as a result of Warehouse Automation project	—	41	—	—	—
Reorganization expenses associated with SG&A cost control measures	—	—	480	1,783	5,104
Adjusted EBITDA[2]	$49,320	$45,023	$37,621	$57,543	$39,822

[1] EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings. EBITDA is net earnings adjusted for net interest expense, income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings computed under GAAP.
[2] Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

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SEGMENT EBITDA & ADJUSTED EBITDA RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

(Dollars in thousands)	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18
Consumer Products					
Operating income[1]	$6,204	$10,698	$4,525	$7,546	$1,629
Depreciation and amortization expense	18,242	16,292	16,073	14,400	14,297
Segment EBITDA[2]	$24,446	$26,990	$20,598	$21,946	$15,926
Costs associated with Long Island facility closure	466	365	314	298	—
Costs associated with Oklahoma City facility closure	2,074	275	5,057	3,649	—
Write-off of assets as a result of Warehouse Automation project	—	41	—	—	—
Reorganization expenses associated with SG&A cost control measures	—	—	—	20	1,443
Segment Adjusted EBITDA[3]	$26,986	$27,671	$25,969	$25,913	$17,369
Pulp and Paperboard					
Operating income[1]	$27,200	$21,071	$14,735	$34,354	$26,154
Depreciation and amortization expense	8,105	8,356	8,328	9,685	9,429
Segment EBITDA[2]	$35,305	$29,427	$23,063	$44,039	$35,583
Reorganization expenses associated with SG&A cost control measures	—	—	—	132	291
Segment Adjusted EBITDA[3]	$35,305	$29,427	$23,063	$44,171	$35,874
Corporate					
Operating loss[1]	($12,894)	($12,621)	($14,100)	($15,533)	($16,244)
Depreciation and amortization expense	$1,210	$1,407	$1,455	$1,437	$1,441
Non-operating pension and other postretirement benefit costs[1]	$48	$517	$291	$287	($1,279)
Corporate EBITDA[2]	($11,636)	($10,697)	($12,354)	($13,809)	($16,082)
Directors' equity-based compensation (benefit) expense	(1,450)	(1,483)	463	(363)	(709)
Manchester Industries acquisition related expenses	115	105	—	—	—
Reorganization expenses associated with SG&A cost control measures	—	—	480	1,631	3,370
Corporate Adjusted EBITDA[3]	($12,971)	($12,075)	($11,411)	($12,541)	($13,421)

[1] In the first quarter of 2018, the company adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. The corresponding prior period amounts have been reclassified to conform with the current period presentation.

[2] Segment EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is segment operating income (loss). Segment EBITDA is segment operating income (loss) adjusted for depreciation and amortization and non-operating pension and other postretirement benefit costs. It should not be considered as an alternative to segment operating income (loss) computed under GAAP.

[3] Segment Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

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